Exhibit 99.2

TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED GLOBAL NET LEASE, INC. Special Meeting of Stockholders September, 8, 2023 11:00 a.m. ET This proxy is solicited by the Board of Directors The undersigned stockholder(s) of Global Net Lease, Inc., a Maryland corporation (the “Company”), hereby appoint(s) James L. Nelson and Christopher J. Masterson, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company to be held virtually at www.cesonlineservices.com/gnl23sm_vm. on September 8, 2023, commencing at 11:00 a.m., Eastern Time, and any and all postponements or adjournments thereof, to cast at such Special Meeting on behalf of the undersigned all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned at such Special Meeting and all postponements or adjournments thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Special Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting. When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction if given, the votes entitled to be cast by the undersigned stockholder will be cast “FOR” Proposals 1 and 2, as more particularly each of described in the proxy statement except as described in the accompanying proxy statement, the Board of Directors knows of no other matters to be presented at the Special Meeting. Continued and to be signed on reverse side P R O X Y C A R D PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

X TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE THE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Please mark vote as in this exmple DATED: (SIGNATURE IF HELD JOINTLY) (SIGNATURE IF HELD JOINTLY) (TITLE) WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY. GLOBAL NET LEASE, INC. YOUR VOTE IS IMPORTANT. Please take a moment now to vote your shares of Global Net Lease, Inc. common stock for the upcoming Special Meeting of Stockholders. YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS: Submit your proxy by Internet Please access www.fcrvote.com/GNL. Then, simply follow the easy instructions on the voting site.You will be required to provide the unique Control Number printed below. Submit your proxy by Telephone Please call toll-free from the U.S. or Canada at 866-402-3905 on a touch-tone telephone. Then, simply follow the easy voice prompts. You will be required to provide the unique Control Number printed below. CONTROL NUMBER: Submit your proxy by Mail If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the postage paid envelope provided to: Global Net Lease, Inc.,c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095. You may submit your proxy by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the proxyholder(s) to vote your shares in the same manner as if you had marked, signed and returned a proxy card. 1. To approve the issuance of shares of GNL’s common stock, par value $0.01 per share (the “GNL Common Stock”), to stockholders of the Necessity Retail REIT, Inc. (“RTL”) pursuant to the Agreement and Plan of Merger, dated as of May 23, 2023, by and among GNL, RTL, and the other parties thereto (the “Merger Agreement”). 2. To approve the adjournment of the GNL Special Meeting one or more times if necessary or appropriate to permit, among other things, further solicitation of proxies in favor of the GNL Common Stock Proposal (the “GNL Adjournment Proposal”).of proxies in favor of the GNL Common Stock Proposal (the “GNL Adjournment Proposal”). The Board of Directors recommends you vote FOR the following proposals: FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN